UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 31, 2025
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THE CANNABIST COMPANY HOLDINGS INC.
(Exact Name of Registrant as specified in its charter)
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British Columbia	000-56294	98-1488978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Billerica Road Chelmsford, Massachusetts	01824
(Address of principal executive offices)	(Zip Code)
(978) 910-1486
(Registrant’s telephone number, including area code)
Not Applicable
(Registrant’s name or former address, if change since last report)
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

As previously announced, the Board of Directors of The Cannabist Company Holdings Inc. (the “Company”) formed a special committee of independent directors (the “Special Committee”) to review strategic alternatives in light of the Company’s leverage and capital structure and historical reliance on external financing sources to meet its financial obligations. In connection with this review, the Company has elected not to make the interest payment due today on its nine and one quarter percent (9.25%) Senior Secured Notes due December 31, 2028 (the “2028 Notes”) and its nine percent (9.0%) Senior Secured Convertible Notes due December 31, 2028 (the “2028 Convertible Notes” and together with the 2028 Notes, the “Notes”). Under the indenture governing the Notes, the Company has a 30-day grace period to make the payment before such non-payment constitutes an event of default.

The Company is not making the interest payment to enhance its short-term financial flexibility and preserve liquidity as it continues to evaluate strategic alternatives following its recent announcement of the sale of its Virginia assets to an affiliate of Millstreet Credit Fund LP. The Special Committee, with support from external financial and legal advisors, is considering a range of options, including potential additional asset sales, mergers, or other strategic, financial or restructuring transactions or proceedings. The review is being conducted in consideration of the ongoing operational and financial challenges for the Company and the industry.

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CANNABIST COMPANY HOLDINGS INC.

By:	/s/ David Sirolly
Name:	David Sirolly
Title:	Chief Legal Officer & General Counsel
Date: December 31, 2025